=======================================================================
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------
                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): April 18, 2005

                    SYNTHETIC FIXED-INCOME SECURITIES, INC.
                                 ON BEHALF OF:
                 STRATS(SM) TRUST FOR J.P. Morgan Chase & Co.
                           SECURITIES, SERIES 2004-9
          -----------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                               333-111858-04
   Delaware                      001-32251               52-2316339
------------------------------------------------------------------------
(State or Other             (Commission Number)        (I.R.S. Employer
Jurisdiction of                                       Identification No.)
 Incorporation)


Synthetic Fixed-Income Securities, Inc.
301 South College
Charlotte, North Carolina                                    28288
-----------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (704)383-7727
                                                   ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

The STRATS(SM) TRUST FOR J.P. MORGAN CHASE & CO. SECURITIES, SERIES 2004-9, which we refer to herein as the "Trust," was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATS(SM) Certificates Series Supplement 2004-9 in respect of the Trust dated as of July 15, 2004 (the "Series Supplement").

Item 8.01. Other Events

a) On April 18, 2005, Synthetic Fixed-Income Securities, Inc. surrendered 369,520 STRATS(SM) Certificates, Series 2004-9 held by it having an aggregate stated amount equal to $9,238,000 to the Trust in exchange for a distribution of J.P. Morgan Chase & Co., 4.875% Notes due March 15, 2014, having a principal balance equal to $9,238,000 in accordance with the optional exchange provisions of Section 39 of the Series Supplement.

     After giving effect to the above exchange of Certificates, as of the close of business on April 18, 2005, $9,238,000 aggregate principal amount of J.P. Morgan Chase & Co., 4.875% Notes due March 15, 2014 are held by the Trust, and 1,030,480 Certificates representing $25,762,000 aggregate Certificate Principal Balance are outstanding.

b) On April 18, 2005 Section 39 of the Series Supplement was amended as follows: in subsection (a), "August 15, 2005" was deleted and replaced by "August 15, 2004".

                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       Synthetic Fixed-Income Securities, Inc.

                                         By:    /s/ Jimmy Whang
                                         -------------------------------------
                                         Name:  Jimmy Whang
                                         Title: Director



Date:  April 18, 2005